UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

3700 State Street, Suite 350, Santa Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 3, 2018, Digital Locations, Inc. (the “Company”) filed a Current Report on Form 8-K relating to the merger of EllisLab, Inc. with and into EllisLab Corp., a wholly owned subsidiary of the Company. This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 3, 2018 (the “Original 8-K”) and is being filed to include the required financial statements and pro forma financial information within the time period permitted by Item 9.01 and to include Item 2.01.

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger with EllisLab Corp. and EllisLab, Inc.

On November 30, 2018, the Company, entered into an Agreement and Plan of Merger (the “Plan of Merger”) with EllisLab, Inc., an Oregon corporation (“EllisLab”), Rick Ellis (the “EllisLab Shareholder”), and EllisLab Corp., a newly formed Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) pursuant to which EllisLab merged with and into Merger Sub (the “Merger”). Pursuant to the terms of the Plan of Merger, the EllisLab Shareholder received thirty six thousand (36,000) shares (the “Stock Consideration”) of the Company’s newly designated Series C Convertible Preferred Stock (the “Series C Preferred Stock”), with a stated value of $100 per share, in exchange for the cancellation of his all of his shares of common stock of EllisLab, which shares represented 100% of the issued and outstanding capital stock of EllisLab.

Pursuant to the Articles of Merger that were filed with the Secretary of State of the State of Nevada and with the Secretary of State of the State of Oregon on November 30, 2018 (the “Effective Time”), the separate legal existence of EllisLab ceased, and Merger Sub became the surviving company in the Merger and shall continue its corporate existence under the laws of the State of Nevada under the name “EllisLab Corp.”

At the Effective Time of the Merger, automatically by virtue of the Merger, each common share of EllisLab that was issued and outstanding immediately prior to the Effective Time was converted, on a pro rata basis, into validly issued, fully paid and nonassessable shares of Series C Preferred Stock representing their pro rata interest in the Company and the Stock Consideration.

Pursuant to the Plan of Merger, the EllisLab Shareholder has agreed to a covenant not to compete subject to the terms and conditions in the Plan of Merger for a period of two (2) years following the Effective Time (the “Non-Competition Period”). The EllisLab Shareholder further agreed that during the Non-Competition Period, he will not directly or indirectly solicit or agree to service for his benefit or the benefit of any third-party, any of EllisLab’s, the Company’s, or Merger Sub’s customers.

Pursuant to the Plan of Merger, during the period beginning on the Effective Time and ending on the twenty four (24) month anniversary thereof, the EllisLab Shareholder will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell, or otherwise transfer or dispose of, any portion of the Stock Consideration, or any shares of the Company’s common stock underlying the Stock Consideration (collectively the “Lock-Up Securities”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, by such holder on the Effective Date, or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any portion of the Lock-Up Securities.

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Each of the parties to the Plan of Merger has made customary representations and warranties in the Plan of Merger.

The Plan of Merger has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, EllisLab, the EllisLab Shareholder or Merger Sub. The Plan of Merger contains representations and warranties that the parties to the Plan of Merger made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Plan of Merger. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Plan of Merger (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger and any Exhibits thereto, which is attached as Exhibit 2.1 to the Original 8-K and is incorporated herein by reference.

Certificate of Designation of Series C Preferred Stock

As set forth above, the Company issued 36,000 shares of Series C Preferred Stock to the EllisLab Shareholder. The holders of outstanding shares of the Series C Preferred Stock (the “Holders”) shall be entitled to receive dividends pari passu (on a pro rata basis) with the holders of Series B Preferred Stock and Common Stock, except upon a liquidation, dissolution and winding up of the Company. Such dividends shall be paid equally to all outstanding shares of Series C Preferred Stock, Series B Preferred Stock and Common Stock, on an as-if-converted basis with respect to the Series C Preferred Stock and Series B Preferred Stock.

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holder of each outstanding share of the Series C Preferred Stock shall be entitled to receive, on a pro rata basis with the outstanding Series B Preferred Stock, out of the assets of the Company available for distribution to its shareholders upon such liquidation, whether such assets are capital or surplus of any nature, an amount equal to one hundred dollars ($100.00) for each such share of the Series C Preferred Stock (as adjusted for any combinations. consolidations, stock distributions, stock splits or stock dividends with respect to such shares), plus all dividends, if any, declared and unpaid thereon as of the date of such distribution, before any payment shall be made or any assets distributed to the holders of the Common Stock, and, after such payment, the remaining assets of the Company shall be distributed to the holders of Common Stock.

Each share of Series C Preferred Stock is convertible into twenty thousand (20,000) shares of the Company’s fully paid and nonassessable shares of Common Stock, as adjusted. The Series C Preferred Stock shall contain the respective rights, privileges and designations as are set forth in the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock appended hereto as Exhibit 4.1. The Series C contains a blocker that prevents the Holder from converting the Series C Preferred if such exercise would result in beneficial ownership of re than 4.99% of the outstanding shares of the Company’s stock, without at least 61 days of prior notice. Under the Series C Preferred Stock, the Holder is also subject to the Rule 144 restrictions of an affiliate.

Except as required by law or as specifically provided in the Certificate of Designation, the Holders of Series C Preferred Stock shall not be entitled to vote, as a separate class or otherwise, on any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting); provided, however, that each Holder of outstanding shares of Series C Preferred Stock shall be entitled, on the same basis as holders of Common Stock, to receive notice of such action or meeting.

The foregoing description of the Certificate of Designation of Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation of Series C Preferred Stock, which is attached as Exhibit 4.1 to the Original 8-K and is incorporated herein by reference.

Option Agreement

On November 30, 2018, in connection with and pursuant to the Merger Agreement, the Company entered into a Nonstatutory Stock Option Agreement (the “Option Agreement”) with Derek Jones (the “Optionee”), whereby the Company issued to the Optionee an option to purchase 100,000,000 shares of the Common stock of the Company, at an exercise price of $0.005, in exchange for his surrender of an option to purchase 10% of the shares of outstanding common stock of EllisLab. The option is vested but may not be exercised for 2 years from the date of the Merger Agreement. The option contains a blocker that prevents the Optionee from exercising the Option if such exercise would result in beneficial ownership of more than 4.99% of the outstanding shares of the Company’s stock, without at least 61 days of prior notice. Under the Option the Optionee is also subject to the Rule 144 restrictions of an affiliate.

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The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Agreement, which is attached as Exhibit 10.1 to the Original 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.03 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

On November 30, 2018, the Company issued an aggregate of 36,000 shares of Series C Preferred Stock pursuant to the terms of the Plan of Merger which is described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.03. Issuance of the Series C Preferred Stock pursuant to the Plan of Merger was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. These securities were offered and issued in reliance upon the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

In connection with and pursuant to the Merger Agreement, the Company issued an option to purchase 100,000,000 shares of the Common stock of the Company to Derek Jones (the “Optionee”), at an exercise price of $0.005, in exchange for his surrender of an option to purchase 10% of the shares of outstanding common stock of EllisLab. The option is vested but may not be exercised for 2 years from the date of the Merger Agreement. The option contains a blocker that prevents the Optionee from exercising the Option if such exercise would result in beneficial ownership of more than 4.99% of the outstanding shares of the Company’s stock, without at least 61 days of prior notice. Under the Option the Optionee is also subject to the Rule 144 restrictions of an affiliate.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated by reference herein.

Pursuant to the Plan of Merger, dated as of November 30, 2018, effective upon the Closing, Rick Ellis was appointed as a director of the Company to serve on the Company’s Board of Directors. Except with respect to the Merger Agreement and the transactions described there in, Mr. Ellis has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated by reference herein.

Certificate of Designation of Series C Preferred Stock

On November 30, 2018, the Company filed the Certificate of Designation of Series C Preferred Stock (the “Series C Certificate of Designation”) with the Secretary of State of the State of Nevada, setting forth the terms of the Series C Preferred Stock. A copy of the Series C Certificate of Designation is appended as Exhibit 4.1 to the Original 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the Series C Certificate of Designation and is qualified in its entirety by reference to the full text of the Series C Certificate of Designation.

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Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on December 3, 2018 announcing the completion of the Merger and the Purchase is furnished as Exhibit 99.1 to the Original 8-K.

The foregoing information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

In accord with Item 9.01, the following are filed as exhibits to this Current Report on Form 8-K/A:

Audited financial statements of EllisLab as of and for the years ended December 31, 2017 and 2016 are filed as Exhibit 99.2 hereto.

Unaudited condensed financial statements of EllisLab as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.3 hereto.

Unaudited pro forma condensed combined financial information of the Company, as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 is filed as Exhibit 99.4 hereto.

(d)	Exhibits.

2.1

Agreement and Plan of Merger, dated as of November 30, 2018, by and among Digital Locations, Inc., EllisLab, Inc., Rick Ellis and EllisLab Corp. (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed December 3, 2018)

4.1

Certificate of Designation of Series C Convertible Preferred Stock of Digital Locations, Inc. (Incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed December 3, 2018)

10.1

Nonstatutory Stock Option Agreement, dated as of November 30, 2018, between Digital Locations, Inc, and Derek Jones. (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 3, 2018)

99.1	Press Release dated December 3, 2018. (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed December 3, 2018)

99.2	Audited financial statements of EllisLab, Inc. as of and for the years ended December 31, 2017 and 2016

99.3	Unaudited condensed financial statements of EllisLab, Inc. as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017

99.4	Unaudited pro forma condensed combined financial information of Digital Locations, Inc. as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: February 13, 2019	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President

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